EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2019	2018	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$8,739	$10,746	-18.68%
Return on Average Assets (Annualized)	1.21%	1.70%	-28.82%
Return on Average Equity (Annualized)	8.07%	11.56%	-30.19%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,609,685	$1,284,007	25.36%
Available-for-Sale Debt Securities	363,465	348,044	4.43%
Loans (Net)	1,108,483	809,816	36.88%
Allowance for Loan Losses	8,200	8,831	-7.15%
Deposits and Repo Sweep Accounts	1,287,335	1,046,068	23.06%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$172,910	$171,543	0.80%
Trust Assets Under Management	948,998	927,089	2.36%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.67	$0.88	-23.86%
Net Income - Diluted	$0.67	$0.87	-22.99%
Dividends – Quarterly	$0.54	$0.54	0.00%
Dividends – Special	$0.10	$0.00
Common Book Value	$17.51	$15.40	13.70%
Tangible Common Book Value (a)	$15.32	$14.43	6.17%
Market Value (Last Trade)	$26.33	$25.86	1.82%
Market Value / Common Book Value	150.37%	167.92%	-10.45%
Market Value / Tangible Common Book Value	171.87%	179.21%	-4.10%
Price Earnings Multiple (Annualized)	19.65	14.69	33.76%
Dividend Yield (Annualized, Excluding Special Dividend)	4.10%	4.18%	-1.91%
Common Shares Outstanding, End of Period	13,687,999	12,280,538	11.46%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	JUNE 30,		INCREASE
	2019	2018	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.28%	13.93%	-4.67%
Nonperforming Assets / Total Assets	0.91%	1.35%	-32.59%
Allowance for Loan Losses / Total Loans	0.73%	1.08%	-32.41%
Total Risk Based Capital Ratio (b)	20.66%	23.82%	-13.27%
Tier 1 Risk Based Capital Ratio (b)	19.22%	22.70%	-15.33%
Common Equity Tier 1 Risk Based Capital Ratio (b)	19.22%	22.70%	-15.33%
Leverage Ratio (b)	13.14%	14.52%	-9.50%

AVERAGE BALANCES
Average Assets	$1,440,745	$1,263,473	14.03%
Average Equity	$216,589	$185,984	16.46%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$26,486	$22,812	16.11%
Noninterest Income	9,255	9,095	1.76%
Total (1)	$35,741	$31,907	12.02%
Noninterest Expense Excluding Merger Expenses (2)	$22,118	$19,579	12.89%
Efficiency Ratio = (2)/(1)	61.88%	61.36%	0.85%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,609,685	$1,284,007
Less: Intangible Assets, Primarily Goodwill	(30,013)	(11,952)
Tangible Assets	$1,579,672	$1,272,055
Total Shareholders' Equity	$239,716	$189,179
Less: Intangible Assets, Primarily Goodwill	(30,013)	(11,952)
Tangible Common Equity (3)	$209,703	$177,227

Common Shares Outstanding, End of Period (4)	13,687,999	12,280,538
Tangible Common Book Value per Share = (3)/(4)	$15.32	$14.43

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded 2019 expenses of $3.612 million related to the acquisition of Monument Bancorp, Inc. which closed on April 1, 2019.  These expenses include costs associated with termination of data processing contracts, conversion of Monument's customer accounting data into the Corporation's core system, severance and similar expenses, professional fees and other expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2018	2018	2018	2018
Interest income	$17,139	$13,065	$13,304	$12,800	$12,334	$11,890
Interest expense	2,934	1,350	1,312	1,241	1,079	993
Net interest income	14,205	11,715	11,992	11,559	11,255	10,897
(Credit) provision for loan losses	(4)	(957)	252	60	(20)	292
Net interest income after (credit) provision for loan losses	14,209	12,672	11,740	11,499	11,275	10,605
Noninterest income	4,849	4,406	5,040	4,462	4,689	4,406
Net gains (losses) on securities	7	0	(4)	569	1,468	0
Merger-related expenses	3,301	311	127	200	0	0
Other noninterest expenses	11,422	10,696	9,947	9,633	9,684	9,895
Income before income tax provision	4,342	6,071	6,702	6,697	7,748	5,116
Income tax provision	693	981	1,021	1,111	1,377	741
Net income	$3,649	$5,090	$5,681	$5,586	$6,371	$4,375
Net income attributable to common shares	$3,630	$5,063	$5,654	$5,558	$6,339	$4,352
Basic earnings per common share	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36
Diluted earnings per common share	$0.27	$0.41	$0.46	$0.45	$0.52	$0.36

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2019	2018	2018	2018	2018
ASSETS
Cash & Due from Banks	$39,505	$44,002	$37,487	$38,341	$51,475	$36,860
Available-for-Sale Debt Securities	363,465	357,646	363,273	358,706	348,044	341,133
Loans Held for Sale	1,131	0	213	551	177	225
Loans, Net	1,108,483	817,136	818,254	813,717	809,816	808,300
Intangible Assets	30,013	11,949	11,951	11,951	11,952	11,953
Other Assets	67,088	59,267	59,715	62,173	62,543	59,645
TOTAL ASSETS	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

LIABILITIES
Deposits	$1,284,143	$1,039,911	$1,033,772	$1,043,947	$1,040,899	$1,018,081
Repo Sweep Accounts	3,192	5,132	5,853	5,421	5,169	5,482
Total Deposits and Repo Sweeps	1,287,335	1,045,043	1,039,625	1,049,368	1,046,068	1,023,563
Borrowed Funds	62,574	32,844	42,915	35,985	39,054	39,122
Subordinated Debt	7,000	0	0	0	0	0
Other Liabilities	13,060	9,986	10,985	10,099	9,706	9,049
TOTAL LIABILITIES	1,369,969	1,087,873	1,093,525	1,095,452	1,094,828	1,071,734

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	236,284	202,768	201,538	198,355	195,518	191,920
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	3,138	(941)	(4,307)	(8,502)	(6,476)	(5,679)
Defined Benefit Plans Adjustment, Net	294	300	137	134	137	141
TOTAL SHAREHOLDERS' EQUITY	239,716	202,127	197,368	189,987	189,179	186,382
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,609,685	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2019		March 31, 2019		December 31, 2018
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$16,918	$17,570	$11,916	$12,265	$12,331	$12,500
Obligations of states and political subdivisions:
Tax-exempt	73,897	75,499	75,910	76,902	84,204	83,952
Taxable	30,591	31,509	30,059	30,435	27,618	27,699
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	55,098	55,141	57,727	57,049	54,827	53,445
Residential collateralized mortgage obligations	139,513	139,484	142,642	140,722	148,964	145,912
Commercial mortgage-backed securities	43,476	44,262	40,583	40,273	40,781	39,765
Total Available-for-Sale Debt Securities	$359,493	$363,465	$358,837	$357,646	$368,725	$363,273

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	Dec. 31,	June 30,
	2019	2019	2018	2018
Residential mortgage:
Residential mortgage loans - first liens	$484,479	$374,764	$372,339	$361,592
Residential mortgage loans - junior liens	28,880	25,538	25,450	26,594
Home equity lines of credit	35,224	32,847	34,319	34,852
1-4 Family residential construction	27,994	24,437	24,698	26,722
Total residential mortgage	576,577	457,586	456,806	449,760
Commercial:
Commercial loans secured by real estate	279,267	160,177	162,611	159,392
Commercial and industrial	115,264	92,842	91,856	88,499
Political subdivisions	52,308	52,142	53,263	56,690
Commercial construction and land	21,197	12,701	11,962	13,066
Loans secured by farmland	7,251	6,938	7,146	7,397
Multi-family (5 or more) residential	26,749	7,031	7,180	7,860
Agricultural loans	5,234	5,471	5,659	5,622
Other commercial loans	13,037	13,467	13,950	14,455
Total commercial	520,307	350,769	353,627	352,981
Consumer	19,799	17,037	17,130	15,906
Total	1,116,683	825,392	827,563	818,647
Less: allowance for loan losses	(8,200)	(8,256)	(9,309)	(8,831)
Loans, net	$1,108,483	$817,136	$818,254	$809,816

Loans Held for Sale

(In Thousands)

	June 30,	March 31,	Dec. 31,	June 30,
	2019	2019	2018	2018
Residential mortgage loans originated and serviced - outstanding balance	$174,041	$170,676	$171,955	$171,720
Less: outstanding balance of loans sold	(172,910)	(170,676)	(171,742)	(171,543)
Loans held for sale, net	$1,131	$0	$213	$177

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2019	2019	2019	2018
Balance, beginning of period	$8,256	$9,309	$9,309	$8,856
Charge-offs	(68)	(111)	(179)	(326)
Recoveries	16	15	31	29
Net charge-offs	(52)	(96)	(148)	(297)
(Credit) provision for loan losses	(4)	(957)	(961)	272
Balance, end of period	$8,200	$8,256	$8,200	$8,831

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	June 30,	March 31,	Dec 31,	June 30,
	2019	2019	2018	2018
Impaired loans with a valuation allowance	$1,785	$2,769	$4,851	$3,652
Impaired loans without a valuation allowance	4,479	3,728	4,923	4,346
Total impaired loans	$6,264	$6,497	$9,774	$7,998

Total loans past due 30-89 days and still accruing	$4,407	$7,123	$7,142	$3,921

Nonperforming assets:
Total nonaccrual loans	$9,289	$9,441	$13,113	$11,230
Total loans past due 90 days or more and still accruing	2,631	1,902	2,906	3,195
Total nonperforming loans	11,920	11,343	16,019	14,425
Foreclosed assets held for sale (real estate)	3,305	1,875	1,703	2,897
Total nonperforming assets	$15,225	$13,218	$17,722	$17,322

Loans subject to troubled debt restructurings (TDRs):
Performing	$2,050	$776	$655	$753
Nonperforming	1,299	774	2,884	2,951
Total TDRs	$3,349	$1,550	$3,539	$3,704

Total nonperforming loans as a % of loans	1.07%	1.37%	1.94%	1.76%
Total nonperforming assets as a % of assets	0.95%	1.02%	1.37%	1.35%
Allowance for loan losses as a % of total loans (1)	0.73%	1.00%	1.12%	1.08%
Allowance for loan losses as a % of nonperforming loans	68.79%	72.78%	58.11%	61.22%

(1)	Effective April 1, 2019, C&N recorded loans purchased from Monument at fair value. Loans identified as having a deterioration in credit quality were valued at $441,000 at April 1, 2019 and June 30, 2019. The remainder of the portfolio was determined to be the performing component of the portfolio, valued at $258,884,000 at April 1, 2019. The calculation of fair value included a discount for credit losses of $1,907,000, reflecting an estimate of the present value of credit losses based on market expectations. None of the performing loans purchased were found to be impaired in the second quarter 2019; accordingly, there was no allowance for loan losses on loans purchased from Monument at June 30, 2019.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2019	Return/	3/31/2019	Return/	6/30/2018	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$22,398	2.67%	$20,306	2.32%	$22,286	1.73%
Available-for-sale debt securities, at amortized cost:
Taxable	289,041	2.53%	281,805	2.64%	247,809	2.24%
Tax-exempt	73,928	3.60%	80,124	3.79%	102,801	3.50%
Total available-for-sale debt securities	362,969	2.75%	361,929	2.89%	350,610	2.61%
Loans receivable:
Taxable	1,035,672	5.46%	751,172	5.37%	747,889	5.14%
Tax-exempt	69,571	3.78%	72,574	3.97%	77,616	3.65%
Total loans receivable	1,105,243	5.35%	823,746	5.25%	825,505	5.00%
Other earning assets	1,423	3.10%	1,089	3.35%	1,219	3.29%
Total Earning Assets	1,492,033	4.68%	1,207,070	4.49%	1,199,620	4.23%
Cash	20,325		16,914		18,010
Unrealized gain/loss on securities	(101)		(4,628)		(8,242)
Allowance for loan losses	(8,378)		(9,339)		(9,161)
Bank premises and equipment	16,214		14,511		15,425
Intangible assets	30,040		11,950		11,952
Other assets	49,935		43,172		41,575
Total Assets	$1,600,068		$1,279,650		$1,269,179

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$218,731	0.58%	$198,903	0.46%	$217,607	0.39%
Money market	199,092	0.51%	176,869	0.41%	180,667	0.27%
Savings	173,922	0.17%	156,691	0.10%	152,663	0.10%
Time deposits	383,361	1.80%	227,315	1.09%	229,420	0.88%
Total interest-bearing deposits	975,106	0.97%	759,778	0.56%	780,357	0.45%
Borrowed funds:
Short-term	37,279	2.45%	15,935	2.01%	23,610	1.39%
Long-term	35,167	2.60%	34,688	2.55%	22,174	2.13%
Subordinated debt	7,000	6.59%	0	0.00%	0	0.00%
Total borrowed funds	79,446	2.88%	50,623	2.38%	45,784	1.75%
Total Interest-bearing Liabilities	1,054,552	1.12%	810,401	0.68%	826,141	0.52%
Demand deposits	294,112		261,295		248,182
Other liabilities	15,454		10,941		8,848
Total Liabilities	1,364,118		1,082,637		1,083,171
Stockholders' equity, excluding accumulated other comprehensive income/loss	235,733		200,422		192,375
Accumulated other comprehensive income/loss	217		(3,409)		(6,367)
Total Shareholders' Equity	235,950		197,013		186,008
Total Liabilities and Shareholders' Equity	$1,600,068		$1,279,650		$1,269,179
Interest Rate Spread		3.56%		3.81%		3.71%
Net Interest Income/Earning Assets		3.89%		4.04%		3.87%

Total Deposits (Interest-bearing and Demand)	$1,269,218		$1,021,073		$1,028,539

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2019	Return/	6/30/2018	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$21,358	2.50%	$18,231	1.61%
Available-for-sale debt securities, at amortized cost:
Taxable	285,443	2.59%	248,819	2.22%
Tax-exempt	77,009	3.70%	102,988	3.51%
Total available-for-sale debt securities	362,452	2.82%	351,807	2.60%
Loans receivable:
Taxable	894,208	5.42%	744,292	5.09%
Tax-exempt	71,064	3.88%	76,933	3.69%
Total loans receivable	965,272	5.31%	821,225	4.96%
Other earning assets	1,257	3.21%	1,175	2.92%
Total Earning Assets	1,350,339	4.59%	1,192,438	4.21%
Cash	18,629		17,445
Unrealized gain/loss on securities	(2,352)		(6,893)
Allowance for loan losses	(8,856)		(9,082)
Bank premises and equipment	15,367		15,438
Intangible assets	21,045		11,953
Other assets	46,573		42,174
Total Assets	$1,440,745		$1,263,473

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$208,872	0.53%	$215,307	0.37%
Money market	188,042	0.46%	180,297	0.24%
Savings	165,354	0.14%	151,149	0.10%
Time deposits	305,769	1.53%	224,267	0.83%
Total interest-bearing deposits	868,037	0.79%	771,020	0.42%
Borrowed funds:
Short-term	26,666	2.32%	37,878	1.50%
Long-term	34,929	2.57%	17,639	2.09%
Subordinated debt	3,520	6.59%	0	0.00%
Total borrowed funds	65,115	2.69%	55,517	1.69%
Total Interest-bearing Liabilities	933,152	0.93%	826,537	0.51%
Demand deposits	277,794		242,093
Other liabilities	13,210		8,859
Total Liabilities	1,224,156		1,077,489
Stockholders' equity, excluding accumulated other comprehensive income/loss	218,175		191,258
Accumulated other comprehensive income/loss	(1,586)		(5,274)
Total Shareholders' Equity	216,589		185,984
Total Liabilities and Shareholders' Equity	$1,440,745		$1,263,473
Interest Rate Spread		3.66%		3.70%
Net Interest Income/Earning Assets		3.96%		3.86%

Total Deposits (Interest-bearing and Demand)	$1,145,831		$1,013,113

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2019	2019	2018	2019	2018
Trust and financial management revenue	$1,583	$1,360	$1,526	$2,943	$2,948
Brokerage revenue	361	307	271	668	483
Insurance commissions, fees and premiums	48	30	13	78	57
Service charges on deposit accounts	1,277	1,250	1,302	2,527	2,506
Service charges and fees	89	79	82	168	168
Interchange revenue from debit card transactions	699	643	641	1,342	1,220
Net gains from sales of loans	221	87	166	308	350
Loan servicing fees, net	35	28	61	63	189
Increase in cash surrender value of life insurance	99	92	98	191	195
Other noninterest income	437	530	529	967	979
Total noninterest income, excluding realized gains (losses) on securities, net	$4,849	$4,406	$4,689	$9,255	$9,095

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2019	2019	2018	2019	2018
Salaries and wages	$5,276	$4,493	$4,193	$9,769	$8,317
Pensions and other employee benefits	1,225	1,618	1,200	2,843	2,810
Occupancy expense, net	665	657	613	1,322	1,250
Furniture and equipment expense	333	301	313	634	584
Data processing expenses	962	803	694	1,765	1,335
Automated teller machine and interchange expense	277	189	319	466	641
Pennsylvania shares tax	347	347	336	694	672
Professional fees	331	222	279	553	555
Telecommunications	176	164	157	340	390
Directors' fees	141	183	168	324	352
Other noninterest expense	1,689	1,719	1,412	3,408	2,673
Total noninterest expense, excluding merger-related expenses	11,422	10,696	9,684	22,118	19,579
Merger-related expenses	3,301	311	0	3,612	0
Total noninterest expense	$14,723	$11,007	$9,684	$25,730	$19,579